Exhibit 99.1

July 22, 2019

NOT FOR DISSEMINATION IN THE UNITED STATES OR FOR DISTRIBUTION TO U.S. NEWSWIRE SERVICES AND DOES NOT CONSTITUTE AN OFFER OF THE SECURITIES DESCRIBED HEREIN.

PETROTEQ ANNOUNCES CLOSING OF RESOURCE ACQUISITION

Sherman Oaks, California – July 22, 2019 – Petroteq Energy Inc. (“Petroteq” or the “Company”) (TSXV:PQE; OTC:PQEFF; FSE: PQCF), a fully integrated surface oil sands mining oil company with proprietary technology, is pleased to announce the closing of its acquisition of an additional 50% of the operating rights and interests relating to oil sands under U.S. federal oil and gas leases encompassing approximately 8,480 gross acres (4,240 net acres, less royalty) in the State of Utah, as previously announced on April 16, 2019. All shares issued pursuant to the transaction will be subject to a four-month hold period.

The Company also announces the issuance to an arm’s length lender of a US$300,000 principal amount (including an original issue discount of 20%) unsecured convertible debenture, and warrants exercisable for up to 1,315,789 common shares of the Company at US$0.24 per share for 15 months. The debenture has a term of 15 months and bears interest at a rate of 7% per annum payable quarterly, and at the option of the holder the purchase amount of the debenture (excluding the original issue discount of 20%) is convertible into 1,315,789 common shares of the Company at US$0.19 per share in accordance with the terms and conditions set out in the debenture.

In addition, the Company has agreed to complete a shares for debt transaction, pursuant to which it will issue 838,714 common shares in satisfaction of US$176,130 of indebtedness currently owed to an arm’s length service provider. The Company determined to satisfy the indebtedness with Common Shares in order to preserve the Company’s cash for use on its extraction technology in Asphalt Ridge, Utah, and for working capital. All shares issued pursuant to the transaction will be subject to a four-month hold period.

About Petroteq Energy Inc.

Petroteq is a fully integrated oil and gas company focused on the development and implementation of a new proprietary technology for oil extraction. The Company has an environmentally safe and sustainable technology for the extraction of heavy and bitumen from oil sands, oil shale deposits and shallow oil deposits. Petroteq is engaged in the development and implementation of its patented environmentally friendly heavy oil processing and extraction technologies. Our proprietary process produces zero greenhouse gas, zero waste and requires no high temperatures. Petroteq is currently focused on developing its oil sands resources and expanding production capacity at its Asphalt Ridge heavy oil extraction and processing facility located near Vernal, Utah.

For more information, visit www.Petroteq.energy.

1

Forward-Looking Statements

Certain statements contained in this press release contain forward-looking statements within the meaning of the U.S. and Canadian securities laws. Words such as “may,” “would,” “could,” “should,” “potential,” “will,” “seek,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “expect” and similar expressions as they relate to the Company, including: closing of the shares for debt transaction, are intended to identify forward-looking information. Readers are cautioned that there is no certainty that it will be commercially viable to produce any portion of the resources. All statements other than statements of historical fact may be forward-looking information. Such statements reflect the Company’s current views and intentions with respect to future events, based on information available to the Company, and are subject to certain risks, uncertainties and assumptions. Material factors or assumptions were applied in providing forward-looking information, including: execution of a definitive shares for debt agreement and all closing conditions of such agreement being met; and director and TSXV approval of the shares for debt transaction being obtained; and TSXV final approval of the financing. While forward-looking statements are based on data, assumptions and analyses that the Company believes are reasonable under the circumstances, whether actual results, performance or developments will meet the Company’s expectations and predictions depends on a number of risks and uncertainties that could cause the actual results, performance and financial condition of the Company to differ materially from its expectations. Certain of the “risk factors” that could cause actual results to differ materially from the Company’s forward-looking statements in this press release include, without limitation: failure by the TSXV to provide final approve to the financing or shares for debt settlement; uncertainties inherent in the estimation of resources, including whether any reserves will ever be attributed to the Company’s properties; since the Company’s extraction technology is proprietary, is not widely used in the industry, and has not been used in consistent commercial production, the Company’s bitumen resources are classified as a contingent resource because they are not currently considered to be commercially recoverable; full scale commercial production may engender public opposition; the Company cannot be certain that its heavy oil and bitumen resources will be economically producible and thus cannot be classified as proved or probable reserves in accordance with applicable securities laws; changes in laws or regulations; the ability to implement business strategies or to pursue business opportunities, whether for economic or other reasons; status of the world oil markets, oil prices and price volatility; oil pricing; state of capital markets and the ability of the Company to raise capital; litigation; the commercial and economic viability of the Company’s oil sands hydrocarbon extraction technology, and other proprietary technologies developed or licensed by the Company or its subsidiaries, which currently are of an experimental nature and have not been used at full capacity for an extended period of time; reliance on suppliers, contractors, consultants and key personnel; the ability of the Company to maintain its mineral lease holdings; potential failure of the Company’s business plans or model; the nature of oil and gas production and oil sands mining, extraction and production; uncertainties in exploration and drilling for oil, gas and other hydrocarbon-bearing substances; unanticipated costs and expenses, availability of financing and other capital; potential damage to or destruction of property, loss of life and environmental damage; risks associated with compliance with environmental protection laws and regulations; uninsurable or uninsured risks; potential conflicts of interest of officers and directors; and other general economic, market and business conditions and factors, including the risk factors discussed or referred to in the Company’s disclosure documents, filed with the securities regulatory authorities in certain provinces of Canada and available at www.sedar.com.

Should any factor affect the Company in an unexpected manner, or should assumptions underlying the forward- looking information prove incorrect, the actual results or events may differ materially from the results or events predicted. Any such forward-looking information is expressly qualified in its entirety by this cautionary statement. Moreover, the Company does not assume responsibility for the accuracy or completeness of such forward-looking information. The forward-looking information included in this press release is made as of the date of this press release, and the Company undertakes no obligation to publicly update or revise any forward-looking information, other than as required by applicable law.

The securities referred to in this news release have not been, nor will they be, registered under the United States Securities Act of 1933, as amended, and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons absent U.S. registration or an applicable exemption from the U.S. registration requirements. This news release does not constitute an offer for sale of securities, nor a solicitation for offers to buy any securities. Any public offering of securities in the United States must be made by means of a prospectus containing detailed information about the company and management, as well as financial statements.

Neither TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

CONTACT INFORMATION

Petroteq Energy Inc.

Alex Blyumkin

Executive Chairman

Tel: (800) 979-1897

Source: Petroteq Energy Inc.

2